SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2017 root9B Holdings, Inc.
(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50502 (Commission File No.)	20-0443575 (IRS Employee Identification No.)

206 E. Virginia Avenue
Phoenix, AZ 85004
(Address of Principal Executive Offices)

(602) 889-1137
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Events

As previously disclosed, on October 3, 2017, root9B Holdings, Inc. (the “Company”) appealed the delisting determination to The Nasdaq Hearings Panel (the “Panel”) and was informed that a hearing date had been set for November 16, 2017. On October 13, 2017, the Company submitted an extension of the stay of delisting. The Company asked that the stay be extended until the Panel issues a final decision on the matter. On October 16, 2017, the Panel granted the Company’s request to extend the stay of suspension pending a hearing on November 16, 2017, and issuance of a final Panel decision.

The Company continues to have no operating assets and no ability to generate revenue. There can be no assurance the Company will be successful in its’ appeal or regain compliance with Nasdaq’s rules.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements that reflect management’s current views with respect to certain future events and the Company’s prospects, operations, performance and financial condition. Such forward-looking statements speak only as of the date of this Report and the Company will not be required to amend or update such statements at any time in the future. Forward-looking statements include, but are not limited to the Staff determination appeal. For all forward-looking statements, the Company claims the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond the Company’s control and some of which might not even be anticipated. Future events and actual results could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, successful implementation of strategic alternatives to operations, adequacy of capital resources, and the Company’s ability to comply with Nasdaq’s listing standards. The risks included are not exhaustive; for a more detailed description of these uncertainties and other factors, see “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Commission on April 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2017
ROOT9B HOLDINGS, INC. By: /s/ William Hoke Name: William Hoke Title: Chief Financial Officer